EXHIBIT 99.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT dated as of June 8, 2006 (this “Amendment”), among AFFINITY GROUP, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors”), THE LENDERS PARTY HERETO (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the “Syndication Agent”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as Administrative Agent (the “Administrative Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the “Documentation Agent” and together with the Administrative Agent and the Syndication Agent, the “Agents”).

WHEREAS, the Credit Parties wish to amend the Credit Agreement to permit the Borrower to repurchase Senior Subordinated Notes in an aggregate amount of up to $30,000,000; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement to permit the Borrower, subject to the conditions set forth herein, to repurchase an aggregate amount of up to $30,000,000 of Senior Subordinated Notes;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.             Reference to Credit Agreement. Reference is made to the Amended and Restated Credit Agreement dated as of June 24, 2003, as amended by the First Amendment to the Credit Agreement dated as of February 18, 2004, the Second Amendment to the Credit Agreement dated as of June 30, 2004, the Third Amendment to the Credit Agreement dated as of November 12, 2004, the Fourth Amendment dated as of March 24,2005, the Fifth Amendment to Credit Agreement dated as of November 4, 2005 and the Sixth Amendment to Credit Agreement dated as of March 3, 2006, among the Borrower, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the “Credit Agreement”). Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.             Amendments to Credit Agreement. The Credit Parties, the Lenders, and the Agents agree that the Credit Agreement is hereby amended as follows:

(a)           Addition of Defined Terms. The following defined terms are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“‘Senior Subordinated Note Repurchase” has the meaning assigned to such term in Section 7.6(a).”

“‘Seventh Amendment Effective Date” means the effective date of that certain Seventh Amendment to Credit Agreement dated as of June 8, 2006, amending this Agreement.

(b)           Amendment to Defined Terms. The definition of “Excess Cash Flow” is hereby amended by adding the phrase, “and any Senior Subordinated Note Repurchase made during such fiscal year)” to the end of clause (iii).

(c)           Amendment to Section 7.6(a). Section 7.6(a) of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (vii) of such Section and inserting the following as a new clause (viii) immediately after clause (vii):

“and (viii) the Borrower may repurchase Senior Subordinated Notes from the holders of the Senior Subordinated Notes (collectively, the “Senior Subordinated Note Repurchases”), provided that (A) the aggregate cash consideration paid by the Borrower for all Senior Subordinated Note Repurchases from and after the Seventh Amendment Effective Date shall not exceed $30,000,000 and (B) at the time of each Senior Subordinated Note Repurchase and after giving effect thereto, no Default shall have occurred and be continuing.”

(d)           Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by deleting the first sentence of such Section and replacing such sentence with the following:

“No Credit Party will purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (a) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness and (b) Senior Subordinated Note Repurchases to the extent permitted pursuant to Section 7.6(a)(viii) hereof.”

3.             No Default; Representations and Warranties, etc. The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4.             Conditions to this Amendment. This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by the Required Lenders:

(a)           Counterparts of Amendment. The Administrative Agent shall have received from the Credit Parties and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of the Required Lenders or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

(b)           Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.             Miscellaneous.

(a)           Loan Documents Effective. Except to the extent specifically amended or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. The foregoing waivers shall apply solely to the provisions of the Credit Agreement specified herein for the periods and purposes specified herein. Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Credit Agreement.

(b)           Further Assurances. Upon request from the Administrative Agent, the Credit Parties hereby agree to execute such amendments, supplements or modifications to the Collateral Documents to account for the transactions contemplated by this Amendment.

(c)           Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)           Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AFFINITY GROUP, INC.

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President and
Chief Financial Officer

SUBSIDIARIES/GUARANTORS

AFFINITY ADVERTISING, LP

By:	VBI, INC., its General Partner

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President and
Chief Financial Officer

AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
AGI PRODUCTIONS, INC.
ARU, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President and
Chief Financial Officer

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

The undersigned hereby agrees to the provisions of Section 2 and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of March 24, 2005 (as amended, supplemented or otherwise modified) remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AFFINITY GROUP HOLDING INC.

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT and
SYNDICATION AGENT

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Syndication Agent

By:	/s/ George Knight
Name: George Knight
Title: Canadian Imperial Bank of Commerce
Authorized Signatory

LENDER

CIBC Inc.

By:	/s/ George Knight
Name: George Knight
Title: Canadian Imperial Bank of Commerce
Authorized Signatory